UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 16, 2010

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

J. Frank Whitley, Jr. retired from his position as a director of the Company effective as of July 16, 2010, the date of the 2010 Annual Meeting. Additionally, Reuven Avital retired from the Company’s Board of Directors by choosing not to stand for re-election to his position, the term of which expired at the 2010 Annual Meeting. There were no matters of disagreement concerning the Company’s operations, policies or practices between either of Mr. Avital or Mr. Whitley and the Company, which caused the decision of either to retire.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On July 16, 2010, at the 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) of Neoprobe Corporation (the “Company”), the stockholders re-elected David C. Bupp, the Company’s President and Chief Executive Officer, as a director of the Company, and for the first time elected Brendan A. Ford and Eric K. Rowinsky, M.D., as directors of the Company, each for a term ending at the 2013 Annual Meeting of the Company’s stockholders. Additionally, at the 2010 Annual Meeting the Company received the approval of its stockholders to increase the number of authorized shares of the Company from 155 million to 205 million, consisting of: (a) 200,000,000 shares of common stock; and (b) 5,000,000 shares of preferred stock. At the 2010 Annual Meeting the Company’s stockholders also approved the appointment of BDO Seidman, LLP, to act as the Company’s independent registered public accounting firm for 2010.

The following table shows the voting tabulation for the election of directors:

ACTION	FOR	WITHHELD	BROKER NON-VOTES

Election of Directors:
David C. Bupp	25,365,099	3,455,217	44,103,376
Brendan A. Ford	28,631,469	188,847	44,103,376
Eric K. Rowinsky, M.D.	28,588,270	232,046	44,103,376

The following table shows the voting tabulation for both: (a) the increase in the number of authorized shares; and (b) the approval of the appointment of BDO Seidman, LLP:

ACTION	FOR	WITHHELD	ABSTAIN

Increase in Authorized Shares	60,906,252	9,282,601	2,734,839

Approval of BDO Seidman, LLP	72,378,497	117,450	427,745

Item 7.01.   Regulation FD Disclosures.

The Company held a conference call on July 19, 2010, at 4:00 p.m. EDT (the “Conference”), to provide a business update, discuss its product pipeline and provide an update on matters from the 2010 Annual Meeting. During the Conference, in addition to reviewing the disclosures discussed in the Company’s recent press releases, Mr. Bupp provided an update regarding the status of the Company’s pending New Drug Application (“NDA”) for its investigational new drug, Lymphoseek.  In his remarks, Mr. Bupp noted that preparations for the NDA were progressing to the point where the Company expected to be in position to file the NDA prior to the end of the quarterly period ending September 30, 2010.  However, Mr. Bupp cautioned that the Company intended to follow guidance received from the U.S. Food and Drug Administration (“FDA”) regarding scheduling a formal pre-NDA meeting with FDA prior to filing to review the completeness of the Company’s information package.  Mr. Bupp noted that the Company has requested such a meeting, but that the earliest possible dates for the meeting were near the end of the third quarter.  Mr. Bupp further explained that the Company anticipates filing the NDA within weeks of the completion of a successful pre-NDA meeting with FDA.

Item 8.01.   Other Events.

On July 16, 2010, the Company issued a press release announcing the results of the 2010 Annual Meeting. At the 2010 Annual Meeting Mr. Bupp provided the Company’s stockholders with a business update and review of the Company’s activities over the past year, highlighting the milestones discussed in the complete text of the Press Release which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 19, 2010, the Company issued a press releasing announcing that the Company’s Board of Directors had elected Gordon A. Troup as Vice Chairman of the Board of Directors, and approved the creation of a scientific advisory board (the “SAB”) to help the Company identify new oncology pipeline development opportunities consistent with its corporate mission. Dr. Rowinsky will serve as chairman of the SAB, which will also include Drs. Kirby I. Bland and Owen E. Johnson, each of whom currently serve on the Company’s Board of Directors.  The press release also announced the approval by the Board of Directors of the promotion of: (a) Brent L. Larson to the position of Senior Vice President and Chief Financial Officer; and (b) Frederick O. Cope to the position of Senior Vice President, Pharmaceutical Research and Clinical Development. A copy of the complete text of the Company’s July 19, 2010, press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                                                                Exhibit Description

99.1	Neoprobe Corporation press release dated July 16, 2010, entitled “Neoprobe Announces 2010 Annual Meeting Results.”

99.2	Neoprobe Corporation press release dated July 19, 2010, entitled “Neoprobe Reports Organizational Developments.”

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: July 20, 2010	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer